TIAA-CREF FIXED-INCOME & REAL ESTATE SECURITIES FUNDS

TIAA-CREF Tax-Exempt Bond Fund

a series of the TIAA-CREF Funds (the “Trust”)

SUPPLEMENT NO. 1

dated July 2, 2018, to the Summary Prospectus, dated August 1, 2017

SUPPLEMENT NO. 2

dated July 2, 2018, to the Statutory Prospectus, dated August 1, 2017

SUPPLEMENT NO. 3

dated July 2, 2018, to the Statement of Additional Information (“SAI”), dated August 1, 2017, as supplemented through March 1, 2018

Effective August 1, 2018 (the “Effective Date”), the TIAA-CREF Tax-Exempt Bond Fund (the “Fund”) will be renamed the TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund. As of the Effective Date, the investment strategy of the Fund will be changed to a 5–15 year laddered strategy. Further, the Fund’s annualized management fee will be reduced from 0.30% to 0.25% of the Fund’s average daily net assets. In addition, consistent with the 0.05% reduction in the Fund’s management fee, the Fund’s class-specific expense caps will also be reduced by 0.05% of average daily net assets per class. The Fund’s investment adviser, portfolio management team, investment objective, fundamental investment restrictions and benchmark will not change.

On the Effective Date, the Fund will begin to implement the new laddered strategy to invest in tax-exempt bonds that have a final maturity of between five and fifteen years. In pursuing its investment objective, the Fund will seek to weight investment in securities such that at least 5% and not more than 15% of its net assets will be invested in securities with a final maturity in each year within the five- to fifteen-year maturity range. When a municipal security has a final maturity of less than five years, the Fund will normally sell that security within a year and reinvest the proceeds in securities with maturities in the five- to fifteen-year range. The Fund’s portfolio will be “laddered” by investing in municipal obligations with different final maturities so that some obligations age out of the five- to fifteen-year maturity range during each year.

As a result of these modifications, the Fund’s performance following the Effective Date may differ from the Fund’s performance for periods prior to the Effective Date.

The Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated August 1, 2018 will reflect these modifications.

A40299 (7/18)